UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2011

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686	27-1616811
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

300-1055 West Hastings Street
Vancouver, BC	V6E 2E9
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(604) 681-7311

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreement with Pristine Capital Corp.

On December 1, 2011, Quantum Solar Power Corp. (the “Corporation”) entered into a consulting agreement (the “PCC Agreement”), with Pristine Capital Corp. (“PCC”). Under the terms of the PCC Agreement, PCC has agreed to provide investor relations consulting services to the Corporation. The PCC Agreement is effective December 1, 2011 and is for a term of 3 months. In consideration of PCC’s consulting services, the Corporation will pay $100,000 CDN, including HST to PCC, at the beginning of each month the PCC Agreement is in effect. The Corporation may terminate the PCC Agreement without cause during the first 30 days of the PCC Agreement after which, the Corporation may only terminate with cause.

Consulting Agreement with Mirador Consulting LLC

Also on December 1, 2011, the Corporation entered into a consulting agreement (the “Mirador Agreement”), with Mirador Consulting LLC, (“Mirador”). Under the terms of the Mirador Agreement, Mirador has agreed to provide consulting services (the “Services”) to the Corporation. The Mirador Agreement is effective December 1, 2011 and is for a term of 6 months. In consideration of the Services, the Corporation will issue 250,000 shares of the Corporation’s common stock (the “Shares”) to Mirador on execution and 250,000 shares after the three month anniversary of the Mirador Agreement unless the Mirador Agreement has been terminated prior to that date. The Corporation may cancel the Mirador Agreement at any time, without cause, by providing 30 days notice. Mirador represented that it is an “Accredited Investor” as defined under Regulation D of the Securities Act of 1933 (the “Securities Act”).

The above summaries are qualified in their entirety by reference to the full text of the PCC Agreement and the Mirador Agreement, copies of which are filed as exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

Issuance of Shares

On December 1, 2011, the Corporation issued 250,000 Shares to Mirador in accordance with the terms of the Mirador Agreement pursuant to the provisions of Regulation D of the Securities Act. Mirador represented that it was an "Accredited Investor" as defined under Regulation D of the Securities Act.

ITEM 7.01     REGULATION FD DISCLOSURE.

Foreign Private Placement Offering

On December 1, 2011, the Corporation approved a private placement offering of up to 400,000 shares of the Corporation’s common stock at a price of $0.25 per share (the “Foreign Private Placement”). This offering will be made to persons who are not “U.S. Persons” as defined under Regulation S of the Act.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Corporation makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Investor Relations Consulting Agreement dated December 1, 2011 between the Corporation and Pristine Capital Corp.
10.2	Consulting Agreement dated December 1, 2011 between the Company and Mirador Consulting LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM SOLAR POWER CORP.

Date: December 7, 2011
	By:	/s/ Daryl J. Ehrmantraut
Daryl J. Ehrmantraut
COO